SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported)  July 16, 2002



       SECURITISATION ADVISORY SERVICES PTY. LIMITED (ABN 88 064 133 946)
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             (Exact Name of Registrant as Specified in its Charter)


             AUSTRALIAN CAPITAL TERRITORY, COMMONWEALTH OF AUSTRALIA
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                 (State or Other Jurisdiction of Incorporation)


        333-93721                                      NOT APPLICABLE
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


 Level 6, 48 Martin Place, Sydney, 2000 Australia          NOT APPLICABLE
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     (Address of Principal Executive Offices)                (Zip Code)


                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)




                         Exhibit Index Located on Page 5




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ITEM 5.  OTHER EVENTS.


On March 27, 2000 Perpetual Trustee Company Limited, in its capacity as Issuer Trustee (the Issuer Trustee) of the Series 2000-1G Medallion Trust (the Trust), publicly issued US$955,000,000 of Class A-1 Mortgage Backed Floating Rate Notes due July 12, 2031 (the Notes) pursuant to a registration statement (No. 333-93721) declared effective on March 17, 2000. Securitisation Advisory
Services Pty Limited was the manager for the issuance of the Notes. Securitisation Advisory Services Pty Limited granted the underwriters a discount of US$1,432,500 in connection with the sale of the Notes. The Issuer Trustee used the net proceeds from the sale of the Notes, which amounted to US $953,567,500 to acquire equitable title to the housing loans and related mortgages included in the assets of the Trust from Commonwealth Bank of Australia and for general expenses relating to the Trust, including any premiums payable to any of the swap providers for the Trust.

On July 12, 2000, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On October 12, 2000, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On January 12, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On April 12, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On July 12, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On October 12, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On January 12, 2002, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On April 12, 2002, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On July 12, 2002, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)   Financial Statements of Business Acquired.

                Not applicable

          (b)   Pro Forma Financial Information.

                Not applicable

          (c)   Exhibits.


          Exhibit
            No.           Document Description
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            99.1 Quarterly Servicing Report for the Distribution Date on July 12, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SECURITISATION ADVISORY
                                 SERVICES PTY. LIMITED
                                      (Registrant)


Dated: July 17, 2002             By:  /s/ Alicja Blackburn
                                    -------------------------------------------
                                    Name: Alicja Blackburn
                                    Title: Authorised Officer

                               INDEX TO EXHIBITS


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EXHIBIT                  DESCRIPTION
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  99.1                   The Quarterly  Servicing  Report for the  Distribution
                         Date on July 12, 2002.